EXHIBIT 10.4(b)

DETERMINATION OF DIRECTOR’S FEES

DIRECTOR RETIREMENT PLAN AGREEMENT
AND PAYMENT OF BENEFITS
FOR
DAVID W. THOMAS

THIS AGREEMENT is made this 2nd day of March, 2010, by and between THE OHIO VALLEY BANK COMPANY located in Gallipolis, Ohio (the “Company”), and DAVID W. THOMAS (the “Director”).

The Company and the Director entered into an AMENDED AND RESTATED DIRECTOR RETIREMENT PLAN AGREEMENT on December 28, 2007 (the “Agreement”).

The Director agrees that Director’s total annual or monthly fees in sections 2.1 Normal Retirement Benefit, 2.2 Disability Benefit, and 3.1 Death During Active Service will include the Independent or Non-Independent Directors’ Fees paid monthly plus the Annual Retainer (formerly called Annual Bonus) and will not include additional fees paid to said Director as Lead Director.

The parties, by executing this Agreement hereby agree to the terms stated herein.

DIRECTOR:                                                                                     OHIO VALLEY BANK COMPANY

                                                                                                            By:
David W. Thomas                                                                           Title:  President and Chief Executive Officer